Paul F McLaughlin Chairman and CEO 2015 Annual Shareholders Meeting Flanders, New Jersey May 20, 2015

Safe Harbor Statement This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include the benefits to customers of Rudolph’s products, Rudolph’s business momentum and future growth, Rudolph’s existing market position and its ability to maintain and advance such position relative to its competitors and Rudolph’s ability to meet the expectations and needs of our customers as well as other matters that are not purely historical data. Rudolph wishes to take advantage of the “safe harbor” provided for by the Act and cautions that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond Rudolph’s control. Such factors include, but are not limited to, delays in shipping products for technical performance, component supply or other reasons, the company’s ability to leverage its resources to improve its positions in its core markets and fluctuations in customer capital spending. Additional information and considerations regarding the risks faced by Rudolph are available in Rudolph’s Form 10-K report for the year ended December 31, 2014 and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on Rudolph’s current expectations, the company cannot guarantee any related future results, levels of activity, performance or achievements. Rudolph does not assume any obligation to update the forward-looking information contained in this press release. 2

Highlights To Look for Today Unique Front-End (FE) and Back-End (BE) business model Positioned to Benefit From Industry Trends – advanced packaging, lithography, inspection, software, 3D NAND, XX patterning Capital Intensity Increasing – process control getting increasing share of spend of both FE and BE capex Market Leadership in selected growth segments Commitment to R&D & IP– first-mover advantage, disruptive technology and leads to more touches Strong financial profile Continuous Shareholder Value Creation 3

 All Surface Inspection  Unpatterned Wafer Inspection  Probe Card Test & Analysis  Combined Inspection and Metrology Macro Defect Inspection $223M  Metal Films  Transparent Films  Under Bump Metallization  Redistribution Layer  Flat Panel Metrology Metrology $226M  Factory Automation  Data Mining  Equipment Control  Yield Management  Auto Defect Classification  Fault Detection  Advanced Process Control Software $59M Market Focus 2013E Rudolph focuses on select market areas through four business units Source: Gartner, VSLI & Management estimates. Lithography Advanced Packaging • Wafers and Panels (Gen 3.5) • Closed Loop Total Solution Flat Panel Display • Mobile Display • Digital X-ray Sensors • Generations 2.5 thru 4.5 #1 and #2 Shares in High Growth Markets > $1B Total Addressable Market 4

Uniquely Balanced Between Front- and Back-End Front-End • Macro Inspection • Metrology • Software node driven Back-End • Macro Inspection • Metrology • Software • Lithography volume driven 5

2014 REVENUE PERCENTAGE BY CUSTOMER Top 10 Customers All Others (128) BROAD CUSTOMER BASE IN MULTIPLE GROWTH SEGMENTS Packaging Front-end FPD 45% 10% ALL UNDER 6

Where We Play in the Semiconductor Process

Rudolph Product Line	WAFER FAB							ADVANCED PACKAGING				TEST	
	Unpatterned/ Bare Wafer	Diffusion/ Gate	Thin Films	LITHO	ETCH	CAMP	Outgoing Quality Control	LITHO	ETCH	PLATING	UBM/ RDL/BUMP	WAFER PROBE	WAFER SAW
EXPLORER CLUSTER	Inspection	Inspection	Inspection	Inspection	Inspection	Inspection	Inspection						
NSX							Inspection	Inspection	Inspection	Inspection	Inspection	Inspection	Inspection
AWX SERIES	Inspection						→		Inspection	Inspection	Inspection		
AMX SERIES	Inspection						→	Inspection					
WAFER SCANNER								Inspection	Inspection	Inspection	Inspection	Inspection	Inspection
JETSTEP							→	Lithography					
PROBEWORX PRECISIONWORX												Inspection	
METAPULSE		Metrology	Metrology		Metrology	Metrology	→			Metrology	Metrology		
S3000		Metrology	Metrology	Metrology	Metrology	Metrology	→	Metrology		Metrology	Metrology		
ADV PROC CONTROL/ YLD MGMT SOFTWARE	Software	Software	Software	Software	Software	Software	→	Software	Software	Software	Software	Software	Software

Increasingly, Rudolph's *Front-End* tools are being leveraged in the *Back-End*

Inspection · Metrology · Lithography · Software

7

Rudolph **Now.**

Positioned to Benefit From Industry Trends 8

 Middle-end is a strategic area where the Foundries, OSATs, wafer level packaging houses and Integrated Device Manufacturers (“IDMs”) overlap  Rudolph is well positioned to take advantage of this growth across all business lines  Rudolph products have traditionally been used in both front-end and back-end as a ‘bridge’ between the semiconductor fabrication plants (“fabs”) and the OSATs  Unique solutions are well positioned to serve the emerging middle-end-of-line market Source : Yole Développement SA. Advanced Packaging Manufacturing Occurs in the Middle-end Traditional front-end and back-end players are competing for next generation business of the middle-end Inspection 9

Long-term growth forecasted in WLP segments BUMPING MOBILITY TSV FAN-OUT The WLP market represents the semiconductor industry’s greatest potential for significant growth – YOLE DEVELOPPMENT 17% CAGR 43.7% CAGR Source: Yole Developpment, Nov. 2014 11% CAGR 10

Inspection & Metrology market for Advanced Packaging Total Packaging and Assembly Equipment Inspection & Metrology Source: Gartner, April 2015 and Yole Developpment, November 2014. 11

Commitment to R&D & IP– first-mover advantage, disruptive technology and leads to more touches 12

EXPANDED advanced packaging portfolio Increasing our importance to the market INVESTMENTS 2010-2014 PRODUCTS OFFERED IN 2010 PRODUCTS OFFERED TODAY 13

Rudolph Surrounds Advanced Packaging


SONUS™
TSV Void Detection
Bump Thickness Metrology
MPG RDL/UBM
Metrology
S3000S™
Thick Resist
Metrology
NSX®
2D Inspection
RDL / TSV Metrology
JetStep® S Series Lithography
System
(rectangular substrates)
NEXT GEN
RDL / TSV Metrology
METROLOGY
LITHOGRAPHY
INSPECTION
SOFTWARE
ADVANCED
PACKAGING
APPLICATIONS
JetStep® W Series
Lithography System
(wafer or round substrates)
WS 3880 3D Bump
Height Metrology
ProcessWORKS®
Run-to-Run
Control Software
Discover® Yield
Management
Software
ARTIST®
Fault Detection
& Classification Software
TrueADC™
Automatic Defect
Classification Software

New Tools in 2015

14

Rudolph *Now.*

RUDOLPH PRODUCT SUITE ENABLING ADVANCED PACKAGING

Comprehensive Device Characterization

NSX 320 + Tamar
TSV inspection and metrology

S3000
Dielectric / passivation thickness, stress

WS 3880
bump and cu-pillar inspection and metrology



Top Die
Front side UBM
Photoresist
Bottom Die
Or Interposer
RDL
Back side UBM
Micro Bumps
Micro Pillars
TSV (CSB, Overburden)
Dielectric layers
Passivation
Cu Pillars Bumps
Cu Pillars
Substrate, BGA,
or Pkg.

JetStep
2um RDL, cu-pillar, TSV

MPG
TSV & UBM

Sonus
TSV and cu-pillar void detection

Applied to Multiple Applications

Interconnect

- Solder bump; Cu Pillar bump
- TSV
- Re-distribution Layers

Packaging

- WLCSP (Fan-in and Fan-out)
- Package-on-Package

Rudolph *Now.*

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RUDOLPH ADVANTAGE: SYSTEM CONFIGURABILITY

CRITICAL FOR ADVANCED PACKAGING


Low angle laser darkfield


Medium angle darkfield


Supermax brightfield


High angle darkfield


Proprietary objectives

Optics
Optics & Illumination
(front, edge, backside)


3D Metrology


Edge and back-side


Particle removal


Laser Triangulation


Wafer Inverter

Hardware
application specific


Extensive library of chuck designs


3-wide handling


450mm


200/300mm WW/FF


Low cost 200mm WW

Handling
150-450mm
Whole wafer – film frame

Software
application specific

- Automatic recipe generation
- Probe Mark Inspection
- CD metrology
- Bump metrology
- Fabwide Software for Rudolph tools!





16
Rudolph Now.

ACROSS THE SUPPLY CHAIN “We need to understand what is going on in our suppliers’ operations. Stacking tolerances are a growing issue.” WITHIN THE FACTORY “Our customers are lowering their tolerance for field returns. We need to leverage all systems to help us minimize outliers.” Changing Dynamics in Process Control Software (1) Reducing the Dimensionality of Data with Neural Networks. 17 Requiring New Analytics (1) From New Data Sources Rudolph is Uniquely Positioned to Address This Need Mobility, influence of fabless, process coupling and industry consolidation drive new approaches to process control software

Total Solution Increase tool value Create “stickiness” OEM New revenue Increase market reach Increase process knowledge New Markets Explore opportunities Increase process knowledge Unique Access to Data Increases Rudolph’s Knowledge of Competitors Product Value High Value Customer Pain Future Market Needs Unique Access to Data Increases Rudolph's Knowledge f Transforming Rudolph from an Equipment Vendor to a Trusted Solution Provider 18 The Strategic Value of Rudolph’s Software Solution

Rudolph Transformation, enabling Process not only controlling it JETSTEP LITHOGRAPHY ENABLES ADVANCES IN WLP • Critical to device manufacturing – can’t print can’t play • Engage in definition of customer roadmaps • Interface at the “C-suite” • Value added services Inspection/Metrology Litho WLP Equipment $1.57B JETSTEP INCREASES RUDOLPH TAM by ≈$150M 9% 14% Source: Gartner, Apr. 2015 19

Lithography raises Rudolph’s importance in Advanced Packaging and adds meaningful growth 0 2 4 6 8 10 12 14 End 2013 End 2014 Initiation Technology Process Commercial 2x  • More than 400 years of combined lithography experience dating from the 1980s and GCA steppers • Large IP portfolio surrounding Advanced Packaging and Display Lithography • JetStepᴿ (lithography system) targets fast growing segments (FC, FOWLP and TSV) of the AP market (4) systems in HVM for FO WLP (1) System evaluation for Cu Pillar and TSV at customer Multiple Cu Pillar, TSV and panel evaluations ongoing JetStepᴿ Commercial Pipeline 20

Lithography Market 0 50 100 150 200 250 300 350 $400 2013 2014 2015 2016 2017 2018 Sa les Fore ca sts ($ M) Gartner Advanced Packaging Lithography Yole Exposure & Photo-Lithography Source: Gartner, December 2014 and Yole Developpment, November 2014. 21

JetStep® System the Complete Advanced Packaging System Covers all Application Space Wafer Wafer Panel Panel Wafer Wafer Panel Wafer 22

Product Offering Evolution Since 1999 IPO

- Rudolph has selectively acquired and leveraged additional products and technology to augment organic growth



2013 – Tamar
3D metrology for advanced packaging
2012 – Azores
AP & DP Lithography
2012 – NanoPhotonics
Bare wafer, AP and mask inspection
2010 – Yield Dynamics (MKSI China)
Parametric analysis and data mining software
2009 – Adventa Control Technologies
Process control software complement existing process analysis software
2008 – RVSI Inspection
Industry-leading 3D technology
2007 – Applied Precision, Semiconductor Division
Expanded reach across test floor – in probe card test and analysis
2006 – August Technology
Expanded front-end macro presence and entered back-end inspection
2002 – ISOA
Entered macro defect inspection market
1999 – 100% Metrology
Inspection
Metrology
Lithography
Software

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Customer Centric Focus Driving decisions across supply chain  Unique position with both leading FE and BE customers makes Rudolph highly relevant to fabless  Relationships help guide R&D spend – promotes relevance and mind share  Fabless require more data to manage supply chain Fr o n t- En d B ac k- En d Fables s Rudolph’s Top FE Customers Rudolph’s Top BE Customers 24

Financials 25

Balance Sheet – Highlights ($ IN MILLIONS) March 31, 2015 Cash and Investments $158.4 Working Capital $254.6 Fixed Assets $13.1 Total Assets $369.8 Long-Term Debt $55.6 Shareholders’ Equity $265.5 Strong Cash Position - Operating Cash Flow positive for past 5 years - Minimizes Impact of Downturns - Provides M&A Flexibility Strong balance sheet enables the execution of both our organic and inorganic investments 26

2015 Q1 Results Non-GAAP Revenues 52,570$ COGs 23,549 Gross profit 29,021 55% R&D 9,767 SG&A 8,757 Total operating exp. 18,524 Operating income 10,497 Interest expense, net (1,382) Other income / (expense) (638) Income taxes (3,097) Net income 5,380$ EPS 0.17$ Strong investments in R&D during industry downturns drives growth during up cycles Consistently strong gross margins even at low revenue volumes Ability to maintain profitability throughout all phases of cycle enue olume 27

Operating performance 2Q15 Guidance • Revenues increasing sequentially 5 -10 percent over 1Q15. • EPS between $0.16 and $0.19 per share Operating income on a Non-GAAP basis Quarter over quarter growth driven by multiple business segments REVENUE OPERATING INCOME 28

Rudolph Long Term Model Structured for Earnings Leverage Now equals data as of March 31, 2015 29

Capital Allocation Strong cash generator and where it is being deployed Conservative WC required to manage both sides of industry cycles $40-$50M Announced 1.9M shares repurchased thru 3/31/15. Board reloaded by 1.4M $25-$35M Assumes $10.50 to $13.50 per share Strong track record of successful M&A, all with a cash component to enhance shareholder value Debt used to fund new Lithography business and 2 technology bolt-ons Debt due in 2016 $60M Cash and Investments $158.4 as of 3/31/15 30

SUMMARY Your Company is driving growth and shareholder value 31

Thank You 32